Better Lives. Better Planet.SM © 2014 Pall Corporation Q3 FY 2014 Financial Results May 29, 2014 Exhibit 99.2

2 The matters discussed in this presentation contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Results for the third quarter of fiscal year 2014 are preliminary until our Form 10-Q is filed with the Securities and Exchange Commission on or before June 9, 2014. Forward- looking statements are those that address activities, events or developments that the Company or management intends, expects, projects, believes or anticipates will or may occur in the future. All statements regarding future performance, earnings projections, earnings guidance, management’s expectations about its future cash needs, dilution from the disposition or future allocation of capital and effective tax rate, and other future events or developments are forward-looking statements. Forward-looking statements are those that use terms such as “may,” “will,” “expect,” “believe,” “intend,” “should,” “could,” “anticipate,” “estimate,” “forecast,” “project,” “plan,” “predict,” “potential,” and similar expressions. Forward-looking statements contained in this and other written and oral reports are based on management’s assumptions and assessments in light of past experience and trends, current conditions, expected future developments and other relevant factors. The Company’s forward-looking statements are subject to risks and uncertainties and are not guarantees of future performance, and actual results, developments and business decisions may differ materially from those envisaged by the Company’s forward-looking statements. Such risks and uncertainties include, but are not limited to, those discussed in Part I, Item 1A, “Risk Factors” in the 2013 Form 10-K, and other reports the Company files with the Securities and Exchange Commission, including: the impact of disruptions in the supply of raw materials and key components from suppliers, including limited or single source suppliers; the impact of terrorist acts, conflicts and wars or natural disasters; the extent to which special U.S. and foreign government laws and regulations may expose the Company to liability or impair its ability to compete in international markets; the impact of economic, political, social and regulatory instability in emerging markets, and other risks characteristic of doing business in emerging markets; fluctuations in foreign currency exchange rates and interest rates; the impact of a significant disruption in, or breach in security of, the Company’s information technology systems, or the failure to implement, manage or integrate new systems, software or technologies successfully; the Company’s ability to successfully complete or integrate acquisitions; the Company’s ability to develop innovative and competitive new products; the impact of global and regional economic conditions and legislative, regulatory and political developments; the Company’s ability to comply with a broad array of regulatory requirements; the loss of one or more members of the Company’s senior management team and its ability to recruit and retain qualified management personnel; changes in the demand for the Company’s products and the maintenance of business relationships with key customers; changes in product mix and product pricing, particularly with respect to systems products and associated hardware and devices for the Company’s consumable filtration products; product defects and unanticipated use or inadequate disclosure with respect to the Company’s products; the Company’s ability to deliver its backlog on time; increases in manufacturing and operating costs and/or the Company’s ability to achieve the savings anticipated from its structural cost improvement initiatives; the impact of environmental, health and safety laws and regulations and violations; the Company’s ability to enforce patents or protect proprietary products and manufacturing techniques; costs and outcomes of pending or future litigation and the availability of insurance or indemnification rights; changes in the Company’s effective tax rate; the Company’s ability to compete effectively in domestic and global markets; and the effect of the restrictive covenants in the Company’s debt facilities. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company makes these statements as of the date of this disclosure and undertakes no obligation to update them, whether as a result of new information, future developments or otherwise. Management uses certain non-GAAP measurements to assess the Company’s current and future financial performance. The non-GAAP measurements do not replace the presentation of the Company’s GAAP financial results. These measurements provide supplemental information to assist management in analyzing the Company’s financial position and results of operations. The Company has chosen to provide this information to facilitate meaningful comparisons of past, present and future operating results and as a means to emphasize the results of ongoing operations. Reconciliations of the non-GAAP financial measures used throughout this presentation to the most directly comparable GAAP measures appear at the end of this presentation in the Appendix and are also available on Pall’s website at www.pall.com/investor Forward-Looking Statements

3 Conference Call Information  Dial-In Toll-Free: 855.356.7268 International: 706.634.1981  Replay Toll-Free: 855.859.2056 International: 404.537.3406  Conference ID: 41194239  Internet: www.pall.com/investor

4 Q3 Overview  Solid Q3 performance – Revenue up 7% ex-FX – SG&A down 160 bps – Strong free cash flow conversion  M&A and FX impact on margins  Continued similar end-market trends  Strong order rates On plan for FY14 All remarks in this presentation are on a “Continuing Operations” basis, which excludes the results of the Blood product line divestiture, unless indicated otherwise. A reconciliation of Non-GAAP Financial Measures in this presentation to their GAAP Counterparts is provided in the Appendix.

5 $641 $682 $- $200 $400 $600 $800 Revenue % Growth Excluding FX FY 2013 FY 2014 Q3 Financial Summary Dollars in millions, except EPS data A reconciliation of Non-GAAP Financial Measures in this presentation to their GAAP Counterparts is provided in the Appendix. 17.4% 17.6% 10.0% 15.0% 20.0% Operating Profit Margin FY 2013 FY 2014 Q3 FY2013 0.74$ EBIT 0.08 Sharecount & Other - Translational FX (0.01) Q3 FY2014 0.81$ Pro forma EPS Bridge $0.74 $0.81 $0.30 $0.60 $0.90 Pro forma EPS % Growth FY 2013 FY 2014 +9% +7% +20 bps

6 Life Sciences Consumables $338 +10% Industrial Consumables $266 +1% Industrial Systems $47 -2% Life Sciences Systems $31 +48% 39% 50% 7% 4% Q3 Sales by Segment Dollars in millions Percentages outside pie charts and in box represent sales change excluding FX Percentages inside pie charts represent percent of total sales A reconciliation of Non-GAAP Financial Measures in this presentation to their GAAP Counterparts is provided in the Appendix Life Sciences: $369 (+12%) Industrial: 313 (+1%) Total Sales: $682 (+7%)

7 Q3 Life Sciences Segment Performance Dollars in millions excluding FX Life Sciences markets’ consumables sales growth percentages are excluding FX A reconciliation of Non-GAAP Financial Measures in this presentation to their GAAP Counterparts is provided in the Appendix 0% 30% 60% 54.9% -260 bps 57.5% 0% 30% 60% 24.0% -90 bps 24.9% FY 2013 FY 2014 Gross Margin Segment Margin  BioPharmaceuticals consumables: +12%  Medical consumables: +3%  Food & Beverage consumables: +8% Sales Q3 FY 2014 YoY Change YoY Change Excluding FX Consumables 338$ 11% 10% Systems 31 49% 48% Total Life Sciences 369$ 13% 12% Orders Q3 FY 2014 YoY Change YoY Change Excluding FX Consumables 349$ 16% 16% Systems 28 -21% -21% Total Life Sciences 377$ 13% 12%

8 Q3 Industrial Segment Performance Gross Margin Segment Margin  Process Technologies consumables: 0%  Aerospace consumables: -13%  Microelectronics consumables: +18% 0% 30% 60% 46.4% -10 bps 46.5% 0% 30% 60% 15.7% +110 bps 14.6% FY 2013 FY 2014 Sales Q3 FY 2014 YoY Change YoY Change Excluding FX Consumables 266$ 0% 1% Systems 47 -3% -2% Total Industrial 313$ -1% 1% Orders Q3 FY 2014 YoY Change YoY Change Excluding FX Consumables 279$ 8% 10% Systems 56 4% 4% Total Industrial 335$ 8% 9% Dollars in millions excluding FX Industrial markets’ consumables sales growth percentages are excluding FX A reconciliation of Non-GAAP Financial Measures in this presentation to their GAAP Counterparts is provided in the Appendix

9 Cash Flow and Working Capital YTD FY14 YTD FY13(1) Operating Cash Flow 342$ 207$ CapEx (50) (66) Free Cash Flow 292$ 141$ Other Significant Sources/(Uses) of Cash: Proceeds from sale of assets 6$ 537$ Acquisitions of businesses (195) - Dividends (89) (80) Notes Payable 135 10 Stock Buybacks (250) (250) Dollars in millions A reconciliation of Non-GAAP Financial Measures in this presentation to their GAAP Counterparts is provided in the Appendix (1) Cash flows in the nine months ended April 30, 2013 are inclusive of discontinued operations Cash, net of debt, $102mm as of April 30, 2014 Gain due to sale of Blood Product Line Reduced by one- time tax-related payments

Acquisition of Filter Specialists, Inc.

Strategic Highlights

- Leading supplier of liquid filter bags and other filtration products
- Serves the industrial paint, chemical, petrochemical, oil & gas, and food & beverage markets
- New applications and technology for core customers

Key Products



Polyweld®, Polymicro®, BOS, POLYLOC®, and BOSG® filter bags



Filter housings for cartridge and bag filters



Vorex®, Vorex® HP, ClearPleat®, Polywound® filter cartridges

Opportunistic and accretive

10

PALL Pall Corporation

Better Lives. Better Planet.SM © 2014 Pall Corporation Appendix

12 Appendix: Q3 Earnings and FY 2014 Estimates from Continuing Operations Reconciliation of Non-GAAP Financial Measures Diluted EPS from continuing operations as reported 0.80$ 0.65$ 3.24$ Discrete Items: ROTC after pro forma tax effect 0.09 0.09 0.24 Tax Adjustments (0.08) - (0.08) Interest Adjustments after pro forma tax effect (0.01) - (0.01) Cost f Sales Adjustment after pro forma tax effect 0.01 - 0.01 Total discrete items 0.01 0.09 0.16 Pro forma diluted EPS 0.81$ 0.74$ 3.40$ FY 2014 (Estimates at Midpoint) Q3 FY14 Q3 FY13

13 Appendix: Q3 Sales By Market & Technology Reconciliation of Non-GAAP Financial Measures Q3 FY14 Q3 FY14 Estimated Impact of FX Q3 FY14 Estimate Excluding FX Q3 FY13 % Change Excluding FX Consumables Sales: BioPharmaceuticals 235,724$ 2,503$ 233,221$ 208,219$ 12.0% Food & Beverage 46,097 (975) 47,072 43,436 8.4% Medical 56,212 948 55,264 53,705 2.9% Co sumables Total 338,033$ $ 2,476 335,557$ 305,360$ 9.9% Systems Sales 30,802$ 105$ 30,697$ 20,737$ 48.0% Total Life Sciences 368,835$ 2,581$ 366,254$ 326,097$ 12.3% Dollars in thousands

14 Appendix: Q3 Sales By Market & Technology Reconciliation of Non-GAAP Financial Measures Q3 FY14 Q3 FY14 Estimated Impact of FX Q3 FY14 Estimate Excluding FX Q3 FY13 % Change Excluding FX Consumables Sales: Process Technologies 137,348$ (1,872)$ 139,220$ 139,711$ -0.4% Aerospace 54,088 848 53,240 61,466 -13.4% Microelectronics 74,403 (1,378) 75,781 64,492 17.5% Consumables Total 265,839$ $ (2,402) 268,241$ 265,669$ 1.0% Syst m Sales 47,771$ (779)$ 48,550$ 49,424$ -1.8% Total Industrial 313,610$ (3,181)$ 316,791$ 315,093$ 0.5%-3 Total Pall 682,445$ (600)$ 683,045$ 641,190$ 6.5% Dollars in thousands

15 Appendix: Q3 Orders by Segment Reconciliation of Non-GAAP Financial Measures Dollars in thousands Q3 FY14 Q3 FY14 Estimated Impact of FX Q3 FY14 Estimate Excluding FX Q3 FY13 % Change Excluding FX Life Sciences Orders: Consumables 348,610$ 2,168$ 346,442$ 299,278$ 15.8% Systems 28,535 17 28,518 35,897 -20.6% Lif S iences Total 377,145$ 2,185$ 374,960$ 335,175$ 11.9% Industrial Orders: Consumables 279,480$ (3,090)$ 282,570$ 257,841$ 9.6% Systems 55,990 (208) 56,198 54,038 4.0% Industrial Total 335,470$ (3,298)$ 338,768$ 311,879$ 8.6%

16 Appendix: Q3 Operating Profit Reconciliation of Non-GAAP Financial Measures Operating Profit Q3 FY14 Q3 FY13 Life Sciences segment profit 88,339$ 81,195$ Industrial segment profit 49,350 45,853 Total segment profit 137,689$ 127,048$ General corporate expenses (17,304) (15,172) Operating profit 120,385$ 111,876$ % of Sales 17.6% 17.4% ROTC 11,542 12,824 Interest expense, net 4,747 5,298 Earnings before income taxes 104,096$ 93,754$ Dollars in thousands